UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2022

ASPEN TECHNOLOGY, INC.
(formerly Emersub CX, Inc.)
 (Exact name of registrant as specified in its charter)

Delaware	333-262106	87-3100817
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

20 Crosby Drive
Bedford, Massachusetts 01730
(Address of principal executive offices, including Zip Code)
(781) 221-6400
(Registrant’s telephone number, including area code)
Emersub CX, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AZPN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K that Aspen Technology, Inc. (formerly Emersub CX, Inc.) (“New AspenTech”) filed with the Securities and Exchange Commission (the “SEC”) on May 17, 2022 (the “Original Current Report”), concerning the consummation of the transactions contemplated by the Transaction Agreement and Plan of Merger (the “Transactions”), dated October 10, 2021, as amended by Amendment No. 1 dated as of March 23, 2022 and Amendment No. 2 dated as of May 3, 2022 (the “Transaction Agreement”), among AspenTech Corporation (formerly Aspen Technology, Inc.), Emerson Electric Co. (“Emerson”), EMR Worldwide Inc., New AspenTech, and Emersub CXI, Inc. For a more detailed description of the Transaction Agreement and the Transactions, please reference the Original Current Report.

In the Original Current Report, under Item 9.01, New AspenTech stated its intention to file: 1) certain historical financial statements of the two Emerson industrial software businesses—Open Systems International, Inc. and the Geological Simulation Software business—contributed to New AspenTech pursuant to the Transaction Agreement (collectively, the “Emerson Industrial Software Business”); and 2) certain pro forma financial information for New AspenTech.

Amendment No. 1 amends the Original Current Report to provide the aforementioned information required by Item 9.01. Except as stated herein, no other information contained in the Original Current Report has been amended.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited consolidated and combined financial statements of the Emerson Industrial Software Business as of March 31, 2022 and for the three and six month periods ended March 31, 2022 and 2021, and related notes thereto, are attached as Exhibit 99.1 and incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information.

The unaudited New AspenTech pro forma condensed combined balance sheet as of March 31, 2022, unaudited pro forma condensed combined statements of earnings for the six months ended March 31, 2022 and year ended September 30, 2021, and related notes thereto, are attached as Exhibit 99.2 and incorporated by reference into this Item 9.01(b).

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1
Unaudited consolidated and combined financial statements of the Emerson Industrial Software Business (a former business of Emerson) as of March 31, 2022 and for the three and six month periods ended March 31, 2022 and 2021

99.2	Unaudited pro forma condensed combined financial statements of New AspenTech as of and for the six month period ended March 31, 2022 and for the year ended September 30, 2021

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date:	May 27, 2022	By:	/s/ Chantelle Y. Breithaupt
		Name:	Chantelle Y. Breithaupt
		Title:	Senior Vice President, Chief Financial Officer and Treasurer